FORUM FUNDS

                     DAILY ASSETS TREASURY OBLIGATIONS FUND
                          DAILY ASSETS GOVERNMENT FUND
                    DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
                             DAILY ASSETS CASH FUND

           SUPPLEMENT DATED JUNE 3, 2003 TO THE PROSPECTUSES FOR THE INSTITUTIONAL SHARES, INSTITUTIONAL SERVICE SHARES, AND INVESTOR SHARES
                          EACH DATED DECEMBER 31, 2002



THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Above the section captioned "INVESTMENT OBJECTIVE" on page 2, the following information should be added:

PROPOSED REORGANIZATION

On February 11, 2003, the Board of Trustees of Forum Funds (the "Board") unanimously voted to approve the reorganization of the Daily Assets Treasury Obligations Fund, Daily Assets Government Fund, Daily Assets Government Obligations Fund, and Daily Assets Cash Fund (the "Daily Assets Funds"), each a series of Forum Funds (the "Trust") into Daily Assets Treasury Fund, Daily Assets Government Obligations Fund, Daily Assets Government Fund, and Daily Assets Cash Fund (the "Monarch Funds"), respectively, each a series of Monarch Funds (the "Monarch Trust"), another registered investment company pursuant to an Agreement and Plan of Reorganization (the "Plan") between the Trust and Monarch Trust (the "Reorganization"). Under the Plan, each Daily Assets Fund will transfer all of its assets and liabilities to the corresponding Monarch Fund. In exchange each Monarch Fund will issue a number of full and fractional shares of the corresponding Daily Assets Fund equal in value to the net assets transferred to the Monarch Fund in connection with the Reorganization. Each Daily Assets Fund will then distribute to its shareholders of record all shares of the Monarch Fund received by the Daily Assets Fund and terminate.

The Reorganization is contingent upon approval of the shareholders of the Daily Assets Funds. A special meeting of the shareholders of the Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund, and Daily Assets Cash Fund to consider the Reorganization occurred on May 28, 2003 and the Reorganization was approved. A special meeting of the shareholders of Daily Assets Government Fund is scheduled to occur in July 2003.

Proxy materials were distributed to shareholders of Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund, and Daily Assets Cash Fund on April 28, 2003. It is anticipated that proxy materials will be distributed to shareholders of Daily Assets Government Fund in June 2003.

The Reorganization will become effective in June 6, 2003 for the Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund, and Daily Assets Cash Fund and is expected to become effective in July 2003 for the Daily Assets Government Fund. In the event the shareholders of Daily Assets Government Fund fail to approve the Plan, the Reorganization related to the Daily Assets Government Fund will not take place.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE